     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 13, 1998
                                               REGISTRATION NO. 333-41649
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         -----------------------------
                               AMENDMENT NO. 1
                                      TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------
                                     AVIRON
             (Exact name of Registrant as specified in its charter)

         DELAWARE                                           77-0309686
(State or other jurisdiction of                  (I.R.S. Employer Identification
incorporation or organization)                             Number)

                         ------------------------------
                           297 NORTH BERNARDO AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 919-6500
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                _______________
                             J. LEIGHTON READ, M.D.
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                           297 NORTH BERNANDO AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 919-6500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                _______________
                                   COPIES TO:

                            ALAN C. MENDELSON, ESQ.
                            ROBERT J. BRIGHAM, ESQ.
                               COOLEY GODWARD LLP
                             FIVE PALO ALTO SQUARE
                              3000 EL CAMINO REAL
                            PALO ALTO, CA 94306-2155
                                 (650) 843-5000
                                _______________
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.
                                _______________
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

  If this Form is filed in a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement of the same offering. [ ]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                                _______________

                          ----------------------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                              Explanatory Note

        This Amendment to the Registration Statement on Form S-3 (the "Registration Statement") is being filed solely to amend Exhibit 10.16 to the Registration Statement.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses payable by the Registrant in connection with the sale, issuance and distribution of the securities being registered, other than underwriting discounts and commissions. All amounts are estimates except the SEC registration fee. None of these expenses will be paid by the Selling Securityholder.

     SEC Registration Fee..............   $15,000
     Printing Expenses.................     5,000
     Legal Fees and Expenses...........    15,000
     Accounting Fees and Expenses......    10,000

     Total.............................   $45,000
                                           ------

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Under Section 145 of the Delaware General Corporation Law, Aviron has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Act. Aviron's Bylaws also provide that the Registrant will indemnify its directors and executive officers and may indemnify its other officers, employees and agents to the fullest extent not prohibited by Delaware General Corporation Law.

     Aviron's Certificate of Incorporation provides for the elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to Aviron and its stockholders. These provisions do not eliminate the director's duty of care, and in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company, for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, for any transaction from which the director derived an improper personal benefit and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware Law. The provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


 EXHIBIT
  NUMBER           DESCRIPTION OF DOCUMENT
 -------           -----------------------
   1.1       Form of Underwriting Agreement.(1)
   3.1       Bylaws of the Registrant. (2)
   3.2       Restated Certificate of Incorporation of the Registrant. (2)
   4.1       Reference is made to Exhibits 3.1 and 3.2.
   4.2       Specimen Stock Certificate. (1)
   4.3       Warrant for Series A Preferred Stock, issued to The Mount Sinai
             School of Medicine of the City of New York. (1)
   4.4       Warrant for Series A Preferred Stock, issued to The Mount Sinai
             School of Medicine of the City of New York. (1)
   4.5       Warrant for Series A Preferred Stock, issued to The Mount Sinai
             School of Medicine of the City of New York. (1)
   4.6       Warrant for Series A Preferred Stock, issued to The Mount Sinai
             School of Medicine of the City of New York. (1)
   4.7       Warrant for Series C Preferred Stock, issued to Raymond, James &
             Associates. (1)
   4.8       Investors Rights Agreement, dated July 18, 1995, among the
             Registrant and the investors named thereon. (1)
   4.9       Common Stock Purchase Agreement between the Registrant and Biotech
             Target, S.A., dated as of March 27, 1997. (3)
  4.10       Rights Agreement between the Registrant and BankBoston, N.A., dated as of October 8, 1997.(5)
   5.1       Opinion of Cooley Godward LLP. (6)
 +10.1       License Agreement between the Registrant and ARCH Development
             Corporation, dated July 1, 1992. (1)
 +10.2       Technology Transfer Agreement between the Registrant and The Mount
             Sinai School of Medicine of the City University of New York, dated
             February 9, 1993. (1)
 +10.3       Materials Transfer and Intellectual Property Agreement between the
             Registrant and the Regents of the University of Michigan, dated
             February 24, 1995. (1)
 +10.4       Stock Transfer Agreement between the Registrant and the Regents of the University of Michigan, dated February 24, 1995. (1)
 +10.5       Development and License Agreement between the Registrant and Sang-A
             Pharm. Co., Ltd., dated May 3, 1995. (1)
 +10.6       Cooperative Research and Development Agreement, between the
             Registrant and the National Institute of Health, dated May 30, 1995
             (1)
 +10.7       Heads of Agreement between the Registrant and SmithKline Beecham
             Biologicals S.A., dated October 8, 1995. (1)
 +10.8       Manufacturing and Development Agreement between the Registrant and
             Evans Medical Limited, dated November 7, 1995. (1)
  10.9       1996 Equity Incentive Plan. (1)
  10.10      1996 Non-Employee Directors' Stock Option Plan. (1)
  10.11      1996 Employee Stock Purchase Plan. (1)
  10.12      Industrial Lease between the Registrant and the Vanni Business Park
             General Partnership, dated August 29, 1995. (1)
 +10.13      First Amendment to License Agreement between the Registrant and
             ARCH Development Corporation, dated March 15, 1996. (1)
 +10.14      Biological Materials License Agreement between the Registrant and the National Institutes of Health, dated May 31, 1996. (1)
 +10.15      Contract Manufacture Agreement between the Registrant and Evans
             Medical Limited, dated as of April 16, 1997. (4)
++10.16      Production Agreement between the Registrant and Packaging
             Coordinators, Inc. dated as of October 31, 1997.
  10.17      Facility Reservation Agreement between the Registrant and Packaging
             Coordinators, Inc. dated as of October 31, 1997. (6)
  23.1       Consent of Ernst & Young LLP, Independent Auditors. (6)
  23.2       Consent of Cooley Godward LLP. Reference is made to
             Exhibit 5.1. (6)

------------------
 +    Confidential treatment has been granted for portions of this exhibit
++    Confidential treatment has been requested for portions of this exhibit.
(1) Incorporated by reference to the correspondingly numbered exhibit to the Company's Registration Statement on Form S-1, File No. 333-05209, filed June 5, 1996, as amended.
(2) Incorporated by reference to the correspondingly numbered exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, File No. 0-20815, filed December 20, 1996.
(3) Incorporated by reference to the correspondingly numbered exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, File No. 0-20815, filed May 15, 1997.
(4) Incorporated by reference to the correspondingly numbered exhibit to the Company's Current Report on Form 8-K File No. 0-20815, dated April 16, 1997 and filed July 21, 1997.
(5) Incorporated by reference to the correspondingly numbered exhibit to the Company's Current Report on Form 8-K File No. 0-20815, dated October 8, 1997 and filed October 10, 1997.

(6)   Previously filed with the Registration Statement.


ITEM 17. UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to provisions described in Item 15, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on March 11, 1998.


                                         AVIRON


                                         By /s/ J. Leighton Read, M.D.
                                           _____________________________________
                                              J. Leighton Read, M.D.
                                              Chairman of the Board &
                                              Chief Executive Officer
                                              (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capabilities and on the date indicated.

          SIGNATURE                            TITLE                           DATE
          ---------                            -----                           ----

/s/ J. Leighton Read, M.D.       Chairman of the Board & Chief             March 11, 1998
------------------------------   Executive Officer (Principal Executive
J. Leighton Read, M.D.           Officer)

/s/ Fred Kurland                 Chief Financial Officer (Principal        March 11, 1998
------------------------------   Financial and Accounting Officer)
Fred Kurland

    *                            Director                                  March 11, 1998
------------------------------
Reid W. Dennis

    *                            Director                                  March 11, 1998
------------------------------
Paul H. Klingenstein

    *                            Director                                  March 11, 1998
------------------------------
Bernard Roizman, Sc.D.

    *                            Director                                  March 11, 1998
------------------------------
L. James Strand, M.D.

    *                            Director                                  March 11, 1998
-----------------------------
Jane E. Shaw, Ph.D.


*By: J. Leighton Read, M.D.
     ------------------------
     Attorney-in-Fact

                              INDEX TO EXHIBITS

 EXHIBIT
  NUMBER           DESCRIPTION OF DOCUMENT
 -------           -----------------------
   1.1       Form of Underwriting Agreement.(1)
   3.1       Bylaws of the Registrant. (2)
   3.2       Restated Certificate of Incorporation of the Registrant. (2)
   4.1       Reference is made to Exhibits 3.1 and 3.2.
   4.2       Specimen Stock Certificate. (1)
   4.3       Warrant for Series A Preferred Stock, issued to The Mount Sinai
             School of Medicine of the City of New York. (1)
   4.4       Warrant for Series A Preferred Stock, issued to The Mount Sinai
             School of Medicine of the City of New York. (1)
   4.5       Warrant for Series A Preferred Stock, issued to The Mount Sinai
             School of Medicine of the City of New York. (1)
   4.6       Warrant for Series A Preferred Stock, issued to The Mount Sinai
             School of Medicine of the City of New York. (1)
   4.7       Warrant for Series C Preferred Stock, issued to Raymond, James &
             Associates. (1)
   4.8       Investors Rights Agreement, dated July 18, 1995, among the
             Registrant and the investors named thereon. (1)
   4.9       Common Stock Purchase Agreement between the Registrant and Biotech
             Target, S.A., dated as of March 27, 1997. (3)
  4.10       Rights Agreement between the Registrant and BankBoston, N.A., dated as of October 8, 1997.(5)
   5.1       Opinion of Cooley Godward LLP. (6)
 +10.1       License Agreement between the Registrant and ARCH Development
             Corporation, dated July 1, 1992. (1)
 +10.2       Technology Transfer Agreement between the Registrant and The Mount
             Sinai School of Medicine of the City University of New York, dated
             February 9, 1993. (1)
 +10.3       Materials Transfer and Intellectual Property Agreement between the
             Registrant and the Regents of the University of Michigan, dated
             February 24, 1995. (1)
 +10.4       Stock Transfer Agreement between the Registrant and the Regents of the University of Michigan, dated February 24, 1995. (1)
 +10.5       Development and License Agreement between the Registrant and Sang-A
             Pharm. Co., Ltd., dated May 3, 1995. (1)
 +10.6       Cooperative Research and Development Agreement, between the
             Registrant and the National Institute of Health, dated May 30, 1995
             (1)
 +10.7       Heads of Agreement between the Registrant and SmithKline Beecham
             Biologicals S.A., dated October 8, 1995. (1)
 +10.8       Manufacturing and Development Agreement between the Registrant and
             Evans Medical Limited, dated November 7, 1995. (1)
  10.9       1996 Equity Incentive Plan. (1)
  10.10      1996 Non-Employee Directors' Stock Option Plan. (1)
  10.11      1996 Employee Stock Purchase Plan. (1)
  10.12      Industrial Lease between the Registrant and the Vanni Business Park
             General Partnership, dated August 29, 1995. (1)
 +10.13      First Amendment to License Agreement between the Registrant and
             ARCH Development Corporation, dated March 15, 1996. (1)
 +10.14      Biological Materials License Agreement between the Registrant and the National Institutes of Health, dated May 31, 1996. (1)
 +10.15      Contract Manufacture Agreement between the Registrant and Evans
             Medical Limited, dated as of April 16, 1997. (4)
++10.16      Production Agreement between the Registrant and Packaging
             Coordinators, Inc. dated as of October 31, 1997.
  10.17      Facility Reservation Agreement between the Registrant and Packaging
             Coordinators, Inc. dated as of October 31, 1997. (6)
  23.1       Consent of Ernst & Young LLP, Independent Auditors. (6)
  23.2       Consent of Cooley Godward LLP. Reference is made to
             Exhibit 5.1. (6)

------------------
 +    Confidential treatment has been granted for portions of this exhibit
++    Confidential treatment has been requested for portions of this exhibit.
(1) Incorporated by reference to the correspondingly numbered exhibit to the Company's Registration Statement on Form S-1, File No. 333-05209, filed June 5, 1996, as amended.
(2) Incorporated by reference to the correspondingly numbered exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, File No. 0-20815, filed December 20, 1996.
(3) Incorporated by reference to the correspondingly numbered exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, File No. 0-20815, filed May 15, 1997.
(4) Incorporated by reference to the correspondingly numbered exhibit to the Company's Current Report on Form 8-K File No. 0-20815, dated April 16, 1997 and filed July 21, 1997.
(5) Incorporated by reference to the correspondingly numbered exhibit to the Company's Current Report on Form 8-K File No. 0-20815, dated October 8, 1997 and filed October 10, 1997.

(6)   Previously filed with the Registration Statement.